UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: December 11, 2024

Archer Aviation Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39668	85-2730902
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

190 West Tasman Drive San Jose, CA	95134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-272-3233

N/A

(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ACHR	New York Stock Exchange

Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ACHR WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

Subscription Agreements

On December 11, 2024, Archer Aviation Inc. (“Archer” or the “Company”) entered into subscription agreements (the “Subscription Agreements”) with certain accredited investors (the “Investors”) pursuant to which the Company agreed to sell and issue to the Investors in a private placement (the “Private Placement”) an aggregate of 63,909,776 shares (the “Private Placement Shares”) of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), at a purchase price of $6.65 per share (the “PIPE Share Price”). The Private Placement is anticipated to close on or about December 13, 2024 (the “PIPE Closing”), subject to the satisfaction of customary closing conditions.

On December 11, 2024, the Company also entered into a subscription agreement (the “Stellantis Subscription Agreement”) with Stellantis N.V. (“Stellantis”) pursuant to which the Company agreed to sell and issue to Stellantis in a private placement an aggregate of 751,879 shares (the “Stellantis Shares”) of the Company’s Common Stock at the PIPE Share Price (the “Stellantis Private Placement” and, together with the Private Placement, the “Private Placements”). The closing of the Stellantis Private Placement (the “Stellantis Closing”) is subject to the satisfaction of customary closing conditions, including approval by the Company’s stockholders (the “Stockholder Approval”) in accordance with the rules and regulations of the New York Stock Exchange, which Stockholder Approval is expected to occur at the Company’s 2025 Annual Meeting of Stockholders.

The Company anticipates receiving gross proceeds from the Private Placements of approximately $430 million, $5 million of which is subject to the Stockholder Approval. The Company intends to use the net proceeds from the Private Placements for funding the joint development with Anduril (as defined below) of an aircraft for defense applications and for other general corporate purposes in support of the Company’s continued efforts to commercialize its business, including the ramp up of its manufacturing and test facilities and planned operational infrastructure.

In connection with the Private Placements, the Company’s executive officers and directors entered into lock-up agreements (the “Lock-up Agreements”) pursuant to which they have agreed, subject to customary exceptions, to certain transfer restrictions with respect to their shares of Common Stock and securities convertible or exchangeable for Common Stock for the later of 60 days following the date of effectiveness of the Subscription Agreements and 30 days following the date of effectiveness of the Registration Statement (as defined below).

The foregoing description of the Subscription Agreements, the Stellantis Subscription Agreement and the Lock-up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of those agreements, the forms of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Registration Rights Agreement

In connection with the Private Placement, the Company and the Investors also entered into a Registration Rights Agreement, dated as of December 11, 2024 (the “PIPE Registration Rights Agreement”), providing for the registration for resale of the Private Placement Shares. The Company has agreed to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement (the “Registration Statement”) promptly, and in any event within 5 days of the PIPE Closing date, and to use commercially reasonable efforts to have the Registration Statement declared effective by the earlier of (i) the 45th calendar day following the PIPE Closing date and (ii) the fifth (5th) business day after the date the Company is notified by the SEC that the Registration Statement will not be reviewed or will not be subject to further review.

In connection with the Stellantis Private Placement, the Company and Stellantis also entered into a Registration Rights Agreement, dated as of December 11, 2024 (the “Stellantis Registration Rights Agreement” and, together with the PIPE Registration Rights Agreement, the “Registration Rights Agreements”), providing for the registration for resale of the Stellantis Shares. The Company has agreed to prepare and file with the SEC a registration statement (the “Stellantis Registration Statement”) promptly, and in any event within 10 days of the Stellantis Closing date, and to use commercially reasonable efforts to have the Stellantis Registration Statement declared effective by the earlier of (i) the 45th calendar day following the Stellantis Closing date and (ii) the fifth (5th) business day after the date the Company is notified by the SEC that the Stellantis Registration Statement will not be reviewed or will not be subject to further review.

The Company has granted the Investors and Stellantis customary indemnification rights in connection with the Registration Rights Agreements. The Investors and Stellantis have also granted the Company customary indemnification rights in connection with the Registration Rights Agreements.

The foregoing description of the PIPE Registration Rights Agreement and the Stellantis Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of those agreements, the forms of which are filed as Exhibits 10.4 and 10.5, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities.

The information contained above under Item 1.01, to the extent required by Item 3.02 of Form 8-K, is hereby incorporated by reference herein. Based in part upon the representations of the Investors in the Subscription Agreements and Stellantis in the Stellantis Subscription Agreement, the offer and sale of the Private Placement Shares and the Stellantis Shares were each made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”) and corresponding provisions of state securities or “blue sky” laws. The Private Placement Shares and the Stellantis Shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of the Private Placement Shares and the Stellantis Shares did not involve a public offering and was made without general solicitation or general advertising. Each of the Investors and Stellantis represented that such Investor and Stellantis is an accredited investor, as such term is defined in Rule 501(a) of Regulation D under the Securities Act, and that such Investor and Stellantis is acquiring the Private Placement Shares and the Stellantis Shares for investment purposes only and not with a view to any resale, distribution or other disposition of the Private Placement Shares and the Stellantis Shares in violation of the U.S. federal securities laws.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of Common Stock or other securities of the Company.

Item 7.01 Regulation FD Disclosure.

On December 12, 2024, the Company announced that it has entered into a strategic collaboration agreement with Anduril Industries Inc. (“Anduril”) to jointly develop a next-generation aircraft for military applications. The first product from this program is planned to be a hybrid-propulsion, vertical take-off and landing (VTOL) aircraft targeting an expected program of record from the U.S. Department of Defense. The initial term of the collaboration extends through May of 2026 and is exclusive in nature, such that neither party may work with another third party on a substantially similar project.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference in this Item 7.01.

In addition, attached as Exhibit 99.2 and incorporated herein by reference is the investor presentation, dated as of December 2024, used by the Company in meetings with the Investors with respect to the Private Placement, as described in this Current Report on Form 8-K.

The information furnished with this Item 7.01, including Exhibits 99.1 and 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed to be incorporated by reference into any filing of the Company under the Securities Act, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Risk Factor Update

The Company is also providing the following updates to the Risk Factors set forth in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and subsequently filed Quarterly Reports on Form 10-Q:

We are in the early stages of developing our defense program and have not developed, and may be unable to develop a VTOL aircraft that meets the requirements of the defense industry, and we can provide no assurance that we will achieve some or any of the expected benefits of the program.

Our defense program is in its early stages and we have not previously developed our aircraft to meet the requirements of the defense industry. The success of our defense program and related aircraft depends on a number of factors including, among other things, anticipating and effectively addressing demands and requirements of the defense industry; timely and successful research and development; appropriate pricing strategies; effective forecasting and management of product demand, purchase commitments, and inventory levels, including relating to the U.S. government budgetary considerations; effective management of manufacturing and supply costs; and the quality of or any defects in our aircraft. Any impact to the overall success of our defense program would also impact our ability to realize the anticipated benefits of the program.

Unanticipated problems in developing aircraft for our defense program could also divert substantial research and development and other resources, which may impair our ability to develop new aircraft, or enhancements of existing aircraft, and could substantially increase our costs. Problems in the design or quality of our aircraft may also have an adverse effect on our business, financial condition, and operating results.

Accordingly, if we fail to successfully manage our defense program, including the development, manufacturing, and marketing our defense-related aircraft, we may incur higher than expected costs, weaker than anticipated demand for our defense program and aircraft, and changes in demand for existing aircraft, and our business, financial condition, and operating results could be harmed.

Forward-Looking Statements

This Current Report on Form 8-K contains certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s future business plans and expectations and liquidity, including the pace at which the Company intends to design, develop, certify, conduct test flights, manufacture and commercialize its aircraft, its plans with respect to its strategic partnership with Anduril, including whether the projected program of record with the Department of Defense will materialize and whether the parties’ aircraft will be selected, the Company’s planned use of its capital and future need for additional capital, the results of the Stockholder Approval and other statements that are not historical facts. These statements are based on the current expectations of the management of and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company. These statements are subject to a number of risks and uncertainties regarding the business of Archer and actual results may differ materially. These risks and uncertainties include, but are not limited to, Archer’s ability to obtain expected or required certifications, licenses, approvals, and authorizations from transportation authorities; regulatory risks related to evolving laws and regulations in Archer’s industries; and those factors discussed in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2023, under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If any of these risks materialize or if assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company does not presently know or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this communication. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

10.1	Form of Subscription Agreement

10.2	Form of Stellantis Subscription Agreement

10.3	Form of Lock-up Agreement

10.4	Form of Registration Rights Agreement

10.5	Form of Stellantis Registration Rights Agreement

99.1	Press Release issued by Archer Aviation Inc., dated December 12, 2024

99.2	Investor Presentation, dated as of December 2024

104	Cover Page Interactive Data File (formatted in the Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER AVIATION INC.

Date: December 12, 2024	By:	/s/ Eric Lentell
	Name:	Eric Lentell
	Title:	General Counsel